BMC Fund, Inc.
Form N-CSR
Item 11(b)
Section 906 Certification

I, D. E. Hendricks, Chief Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.


Date:  December 23, 2004
/s/  D. E. Hendricks
D. E. Hendricks
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BMC Fund, Inc. and will be retained by BMC Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


BMC Fund, Inc.
Form N-CSR
Item 11(b) Exhibit
Section 906 Certification

I, Paul H. Broyhill, Chief Executive Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.


Date:  December 23, 2004
/s/  Paul H. Broyhill
Paul H. Broyhill
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to BMC Fund, Inc. and will be retained by BMC Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.